UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2003

San Juan Basin Royalty Trust

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-8032 (Commission File Number)	75-6279898 (I.R.S. Employer Identification Number)

TexasBank, Trust Department 2525 Ridgmar Boulevard, Suite 100 Fort Worth, Texas (Address of principal executive offices)		76116 (Zip code)

Registrant’s telephone number, including area code: (866) 809-4553

N/A
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EX-99.1 Press Release

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Press release, dated September 19, 2003.

Item 12. Results of Operations and Financial Condition.

     On September 19, 2003, TexasBank, in its capacity as trustee of the San Juan Basin Royalty Trust, issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing a monthly cash distribution to the holders of its units of beneficial interest of $8,944,515.28, or $0.191906 per unit, based principally upon production during the month of July 2003.

     In accordance with general instruction B.6 to Form 8-K, the information in this Form 8-K shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXASBANK, AS TRUSTEE FOR THE
SAN JUAN BASIN ROYALTY TRUST
(Registrant)

	By:	/s/ Lee Ann Anderson

Lee Ann Anderson
Vice President and Trust Officer
Date: September 19, 2003

(The Trust has no directors or executive officers.)